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                                                                    EXHIBIT 10.2



                COMMUNITY TRUST FINANCIAL SERVICES CORPORATION

                            1993 STOCK OPTION PLAN

                                Amended 6/15/99
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                COMMUNITY TRUST FINANCIAL SERVICES CORPORATION

                            1993 STOCK OPTION PLAN
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     1.   Purpose.
          -------

          (a)  General Purpose. The purpose of this COMMUNITY TRUST FINANCIAL
               ---------------
SERVICES CORPORATION 1993 STOCK OPTION PLAN (the "Plan") is to further the growth and development of Community Trust Financial Services Corporation, a Georgia corporation (the "Company"), by encouraging key employees to obtain a proprietary interest in the Company by owning its stock. The Company intends that the Plan will provide such persons with an added incentive to continue in the employ of the Company and its subsidiaries and will stimulate their efforts in promoting the growth, efficiency and profitability of the Company. The Company also intends that the Plan will afford the Company and its subsidiaries a means of attracting to its service persons of outstanding quality.

          (b)  Tax Effects of Options. It is further intended that part of the
               ----------------------
Plan qualify as an incentive stock option plan, and that any option granted in accordance with such portion of the Plan qualify as an incentive stock option ("ISO"), all within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The tax effects of any other stock option (a "Non-ISO") granted hereunder should be determined under Section 83 of the Code. Unless otherwise specified, the term "Options" shall refer to ISO's, Non-ISO's and Reload Options (as described in Section 5(m) hereof) granted in connection therewith.

     2.   Administration.
          --------------

          (a)  General Administration. The Plan shall be administered and
               ----------------------
interpreted by the committee appointed by the Company's Board of Directors (the "Committee"). Subject to the provisions of the Plan, the Committee shall have the authority and sole discretion to determine and designate, from time to time, those persons eligible for a grant of Options under the Plan, those persons to whom Options are to be granted, and the purchase price (if any) of the shares covered by any Options granted, the time or times at which Options shall be granted, the manner in and conditions under which Options are exercisable (including, without limitation, any limitations or restrictions thereon). In making such determinations, the Committee may take into account the nature of the services rendered by the respective persons to whom Options may be granted, their present and potential contributions to the Company's success and such other factors as the Committee, in its sole discretion, shall deem relevant. Subject to the express provisions of the Plan, the Committee also shall have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the instruments by which Options shall be evidenced (which shall not be inconsistent with the terms of the Plan), and to make all other determinations necessary or advisable for the administration of the Plan, all of which determinations shall be final, binding and conclusive.

          (b)  Appointments. The Board of Directors shall appoint the Committee
               ------------
from among its members to serve at the pleasure of the Board. The Committee may consist of the full Board or of two or more members of the Board. The Board may remove members from, or add members to, the Committee and shall fill all vacancies thereon.

          (c)  Organization. The Committee may select one of its members as its
               ------------
chairman and shall hold its meetings at such times and at such places as it shall deem advisable. A majority of the Committee shall constitute a quorum, and such majority shall determine its actions. The Committee shall keep minutes of its proceedings and shall report the same to the Board of Directors at the meeting next succeeding.
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          (d)  Indemnification. In addition to such other rights of
               ---------------
indemnification as they have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against reasonable expenses (including, without limitation, attorneys' fees) actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Options granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved to the extent required by and in the manner provided by the Bylaws of the Company relating to indemnification of directors) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member or members did not act in good faith and in a manner he or they reasonably believed to be in or not opposed to the best interest of the Company.

     3.   Stock.
          -----

          The stock subject to the Options and other provisions of the Plan shall be authorized but unissued or reacquired shares of the $2.50 par value common stock of the Company (the "Common Stock"). Subject to readjustment in accordance with the provisions of Section 6, the total number of shares of Common Stock for which Options may be granted to persons participating in the Plan shall not exceed in the aggregate 150,000 shares of Common Stock. Notwithstanding the foregoing, shares of Common Stock allocable to the unexercised portion of any expired or terminated Option again may become subject to Options under the Plan.

     4.   Eligibility to Receive Options; Type of Options.
          -----------------------------------------------

          (a)  Key Employees. The persons eligible to receive Options hereunder
               -------------
shall be key employees of the Company and its parent or subsidiary corporations (and non-corporate entities). ("Parent" and "Subsidiaries" or "Subsidiary"). The Committee from time to time may select such employees to whom Options are to be offered and granted hereunder; such selected persons hereinafter are referred to individually as "Key Employee" and collectively as "Key Employees," and any Key Employees to whom Options are offered and granted hereunder hereinafter are referred to individually as "Optionee" and collectively as "Optionees."

          (b)  Grants. The Committee may grant, at any time, new Options to a
               ------
Key Employee who previously has received Options, whether such Options include prior Options that still are outstanding, previously have been exercised in whole or in part, have expired or are canceled in connection with the issuance of new Options.

          (c)  Limitation on Exercisability. Notwithstanding anything herein to
               ----------------------------
the contrary, the aggregate fair market value of ISO's and any other incentive stock options which are granted to any employee under the Plan or any other stock option plan adopted by the Company, and its Parent or Subsidiaries, that are first exercisable in any one calendar year shall not exceed $100,000. As of the date any ISO or other incentive stock option is granted, the

                                      -2-
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Committee shall determine its fair market value (for purposes of this paragraph)
in accordance with the terms of Section 5 of the Plan. The Committee shall interpret and administer the limitations set forth in this paragraph in accordance with Section 422(d) of the Code.

     5.   Terms and Conditions of Options.
          -------------------------------

          Options may be granted to Optionees from time to time and at such times as may be authorized by the Committee. Subject to the provisions hereinafter set forth, each Option granted under the Plan shall be designated either as an ISO or a Non-ISO. In its authorization of the granting of an Option hereunder, the Committee shall specify the name of the Optionee, the number of shares of stock subject to such Option and whether such Option is an ISO or a Non-ISO. The Committee then shall prepare a written agreement, executed and dated by the Company, evidencing such Option (the "Option Agreement") and setting forth the terms and conditions of such Option; provided, an Option Agreement evidencing both an ISO and a Non-ISO shall identify clearly the status and terms of each Option. The Committee shall present such Option Agreement to the Optionee. Upon execution of such Option Agreement by the Optionee, such Option shall be deemed to have been granted effective as of the date of grant specified in subsection (c)(i) hereof. The failure of the Optionee to execute the Option Agreement within 30 days after the date of the receipt of same shall render the Option Agreement and the underlying Option null and void ab initio.
                                                                    -- ------
Option Agreements and the Options granted thereby shall comply with and be subject to the following terms and conditions:

          (a)  Optionee and Number of Shares. Each Option Agreement shall state
               -----------------------------
the name of the Optionee and the total number of shares of the Common Stock to which it pertains.

          (b)  Vesting.
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               (i)  Each Option shall first become exercisable (that is, vested)
     with respect to such portions of the shares subject to such Option as are specified in the schedule set forth hereinbelow; provided, if an Optionee ceases to be an employee of the Company and its Subsidiaries, his right to all future vesting shall cease immediately.

                    (A) Commencing as of the first anniversary of the date the Option is granted, the Optionee shall have the right to exercise the Option with respect to, and to hereby purchase, 33 percent of the shares subject to such Option. Prior to said date, the Option shall be unexercisable in its entirety.

                    (B) Commencing as of the second anniversary of the date the Option is granted, the Optionee shall have the right to exercise the Option with respect to, and to thereby purchase, an additional 33 percent of the shares subject to the Option.

                    (C) Commencing as of the third anniversary of the date the Option is granted, the Optionee shall have the right to exercise the Option with respect to, and to thereby purchase, the remainder of the shares subject to such Option.

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               (ii)  The Option Agreement and the Optionee's right as to vested stock options shall not impose upon the Company and its Subsidiaries any obligation to retain the Optionee as an employee for any period."

               (iii) Notwithstanding the above, all Options shall become immediately exercisable for 100 percent of the number of shares subject to the Options upon a Change in Control (as defined in Section 7 hereof).

          (c)  Option Price.
               ------------

               (i) The purchase price of the shares of Common Stock underlying each Option (the "Option Price") shall be determined by the Committee, which determination shall be final, binding and conclusive; provided, in no event shall the Option Price of any ISO be less than 100 percent (110 percent in the case of ISO's of Optionees who own more than 10 percent of the voting power of all classes of stock of the Company, a parent corporation (within the meaning of Section 424(e) of the Code) of the Company (a "Parent"), or a Subsidiary) of the fair market value of the Common Stock on the date the Option is granted. Upon execution of an Option Agreement by both the Company and Optionee, the date as of which the Committee granted the Option shall be considered the date on which such Option is granted. Notwithstanding the foregoing, for purposes of calculating the holding period described in Sections 5(h) and (k), the effective date of the grant of any Option granted prior to the approval of the Plan by the shareholders of the Company in accordance with Section 9 of the Plan shall be the date of such approval.

               (ii) If the Common Stock subject to the Plan is registered on a national securities exchange (as such term is defined by the 1934 Act or is regularly traded in the over-the-counter market on the date of determination, the fair market value per share shall be the closing price of a share of the Common Stock on said national securities exchange or over-the-counter market on the date of grant of the Option. If shares are publicly traded on a national securities exchange or the over-the-counter market but no shares of the Stock are traded on that date (or if records of such sales are unavailable or burdensome to obtain) but there were shares traded on dates within a reasonable period both before and after such date, the fair market value shall be the average of the closing prices of the Common Stock on the nearest date before and the nearest date after the date of determination. If the Common Stock is traded both on a national securities exchange and in the over-the-counter market, the closing price shall be determined by the closing price on the national securities exchange, unless transactions on such exchange and in the over-the-counter market are jointly reported on a consolidated reporting system in which case the closing price shall be determined by reference to such consolidated reporting system. If the Common Stock is not listed for trading on a national securities exchange and is not regularly traded in the over-the-counter market, then the Committee shall determine the fair market value of the Common Stock from all relevant available facts which may include opinions of independent experts as to value and may take into account any recent sales and purchases of such Common Stock to the extent they are

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     representative.

          (d)  Terms of Options. Terms of Options granted under the Plan shall
               ----------------
commence on the date of grant and shall expire on such date as the Committee may determine for each Option; provided, in no event shall any Option be exercisable after 10 years (5 years in the case of Options granted to Optionees who own more than 10 percent of the voting power of all classes of stock of the Company, a Parent or a Subsidiary) from the date the Option is granted. No Option shall be granted hereunder after 10 years from the earlier of the date the Plan is approved by the shareholders or is adopted by the Board of Directors.

          (e)  ISO's Converted to Non-ISO's. In the event any part or all of an
               ----------------------------
ISO of an incentive stock option, then such ISO shall be split into an ISO and Non-ISO so that the portion of the Option, if any, that still qualifies as an incentive stock option shall remain an ISO, and the portion that does not qualify as an incentive stock option shall become a Non-ISO. Such split of an ISO into an ISO portion and a Non-ISO portion shall be evidenced by one or more Option Agreements, as long as each Option is identified clearly as to its status as an ISO or Non-ISO.

          (f)  Terms of Exercise. The exercise of an Option may be for less than
               -----------------
the full number of shares of Common Stock subject to such Option, but such exercise shall not be made for less than the greater of (A) 100 shares or (B) the total remaining shares subject to the Option. Subject to the other restrictions on exercise set forth herein, the unexercised portion of an Option may be exercised at a later date by the Optionee.

          (g)  Method of Exercise. All Options granted hereunder shall be
               ------------------
exercised by written notice directed to the Secretary of the Company at its principal place of business or to such other person as the Committee may direct. Each notice of exercise shall identify the Option which the Optionee is exercising (in whole or in part) and shall be accompanied by payment of the Option Price for the number of shares specified in such notice and by any documents required by Section 8(a). The Company shall make delivery of such shares within a reasonable period of time; provided, if any law or regulation requires the Company to take any action (including, but not limited to, the filing of a registration statement under the 1933 Act and causing such registration statement to become effective) with respect to the shares specified in such notice before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to take such action.

          (h)  Medium and Time of Payment.
               --------------------------

               (i) The Option Price shall be payable upon the exercise of the Option in an amount equal to the number of shares then being purchased times the per share Option Price. Payment, at the election of the Optionee [or his successors as provided in Section 5(i)(iii)], shall be (A) in cash;
     (B) by delivery to the Company of a certificate or certificates for shares of the Common Stock duly endorsed for transfer to the Company with signature guaranteed by a member firm of a national stock exchange or by a national or state bank or a federally chartered thrift institution (or guaranteed or notarized in such other manner as the Committee may require); or (C) by a combination of (A) and (B).

               (ii) If all or part of the Option Price is paid by delivery of shares of the Common Stock, the following conditions shall apply:

                     (A) Such shares shall be valued on the basis of the fair market value of the Common Stock on the date of exercise. Fair market value shall be determined in the manner provided in Section 5(c)(ii) (dealing with determining Option Price);

                     (B) If the shares of Common Stock used to pay the Option Price were acquired through an exercise of Options, Optionee must have held such shares of Common Stock for at least 6 months from the date of acquisition."

                     (C) The value of such Common Stock shall be less than or equal to the total Option Price payment. If the Optionee delivers Common Stock with a value that is less than the total Option Price, then such Optionee shall pay the balance of the total Option Price in cash.

               (iii) In addition to the payment of the purchase price of the shares then being purchased, an Optionee also shall pay in cash (or have withheld from his normal pay) an amount equal to the amount, if any, which the Company at the time of exercise is required to withhold under the income tax withholding provisions of the Code and of the income tax laws of the state of the Optionee's residence.

          (i)  Effect of Termination of Employment or Death. Except as provided
               --------------------------------------------
in parts (i), (ii) and (iii) of this subsection, no Option shall be exercisable unless the Optionee thereof shall have been an employee of the Company and/or a Subsidiary from the date of the granting of the Option until the date of exercise; provided, the Committee, in its sole discretion, may waive the application of this Section 5(i) with respect to any Non-ISO's granted hereunder and, instead, may provide a different expiration date or dates in a Non-ISO Option Agreement.

               (i) In the event an Optionee ceases to be an employee of the Company and its Subsidiaries for any reason other than death or disability, any Option or unexercised portion thereof granted to him shall terminate on and shall not be exercisable after the earliest to occur of (a) the expiration date of the Option, (b) 3 months after termination of employment, or (c) the date on which the Company gives notice to such Optionee of termination of employment if employment is terminated by the Company because of an act or acts by an Optionee involving fraud, dishonesty, theft, embezzlement or similar act (an Optionee's resignation in anticipation of termination of employment by the Company because of an act or acts of the type listed in this sentence ("cause") shall constitute a notice of termination by the Company); provided, the Committee may provide in the Option Agreement that such Option or any unexercised portion thereof shall terminate sooner. Notwithstanding the foregoing, in the event that an Optionee's employment terminates for a reason other than death or disability (as provided in the preceding sentence) at any time after a Change in Control (as defined in Section 7 hereof), the term of all Options of that Optionee shall be extended through the 3-month period immediately following the date of such termination; provided, this extension shall apply to ISO's only to the extent it does not cause the term of such ISO's to exceed the maximum term permitted under Code Section 422 or does not cause such ISO's to lose their status as incentive stock options. Prior to the earlier of the dates specified in the first sentence of this Section
     (5)(i)(i), the Option shall be exercisable only in accordance with its terms and only for the number of shares exercisable on the date of termination of employment. The question of whether an authorized leave of absence or absence for military or government service or for any other reason shall constitute a termination of employment for purposes of the Plan shall be determined by the Committee, which determination shall be final and conclusive.

               (ii) Upon the termination of an Optionee's employment due to disability, as determined by the Committee in its sole discretion, any Option or unexercised portion thereof granted to him which is otherwise exercisable shall terminate on and shall not be exercisable after the earlier to occur of (a) the expiration date of such Option, or (b) 1 year after the date on which such Optionee ceases to be an employee of the Company and its Subsidiaries; provided, the Committee may provide in the Option Agreement that such Option or any unexercised portion thereof shall terminate sooner. Prior to the earlier of such date, such Option shall be exercisable only in accordance with its terms and only for the number of shares exercisable on the date such Optionee's employment ceases due to disability.


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

               (iii) In the event of the death of the Optionee (A) while he is an employee of the Company or a Subsidiary, (B) within 3 months after the date on which such Optionee's employment terminated (for a reason other than cause) as provided in Section (5)(i)(i), or (C) within 1 year after the date on which such Optionee's employment terminated due to his disability as provided in Section 5(i)(ii), any Option or unexercised portion thereof granted to him may be exercised by his personal representatives, heirs or legatees at any time prior to the expiration of 1 year from the date of death of such Optionee, but in no event later than the date of expiration of the option period; provided, the Committee may provide in the Option Agreement that such Option or any unexercised portion thereof shall terminate sooner. Such exercise shall be effected pursuant to the terms of this Section 5 as if such personal representatives, heirs or legatees are the named Optionee.

          (j)  Restrictions on Transfer and Exercise of Options. No Option shall
               ------------------------------------------------
be assignable or transferable by the Optionee except by will or by the laws of descent and distribution; and, during the lifetime of an Optionee, the Option shall be exercisable only by him.

          (k)  Holding Period. No Option granted hereunder may be exercised
               --------------
within the 6-month period immediately following the date of grant (as described in Section 5(c)(i) hereof).

          (l)  Rights as a Shareholder. An Optionee shall have no rights as a
               -----------------------
shareholder with respect to shares covered by his Option until date of the issuance of the shares to him and only after the Option Price of such shares is fully paid. Unless specified in Section 6, no adjustment will be made for dividends or other rights for which the record date is prior to the date of such issuance.

          (m)  Reload Options. All Options shall be accompanied by a "Reload
               --------------
Option." A Reload Option shall be an Option that is granted (i) to an Optionee who pays for exercise of all or part of an Option with shares of the Common Stock pursuant to subsection 5(h) hereof, (ii) for the same number of shares as is exchanged in payment for the exercise of such Option; (iii) as of the date of such payment, and (iv) subject to all of the same terms and conditions as such Option; provided, the Option Price for shares subject to the Reload Option shall be determined pursuant to Section 5(c) hereof on the basis of the fair market value of such shares on the date the Reload Option is granted. In addition, an Optionee who pays for exercise of a Reload Option with shares of the Common Stock is entitled to a successive Reload Option. In no event shall the term of any Reload Option extend beyond the original term of the Option with respect to which such Reload Option was granted.

          (n)  Miscellaneous Provisions. The Option Agreements authorized under
               ------------------------
the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the Option as the Committee shall deem advisable. In the event of any conflict between the provisions of an Option Agreement and the Plan, the Plan shall control.

          (o)  No Obligation to Exercise Option. The granting of an Option shall
               --------------------------------
impose no obligation upon the Optionee to exercise such Option.

     6.   Adjustments Upon Changes in Capitalization.
          ------------------------------------------

          (a)  Recapitalization. In the event that the outstanding shares of the
               ----------------
Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, reclassification, stock split, combination of shares or dividend payable in shares of the Common Stock, the following rules shall apply:

               (i) The Committee shall make an appropriate adjustment in the number and kind of shares available for the granting of Options under the Plan.

               (ii) The Committee also shall make an appropriate adjustment in the number and kind of shares (A) as to which outstanding Options, or portions thereof then unexercised, shall be exercisable; any such adjustment in any outstanding Options shall be made without change in the total price applicable to the unexercised portion of such Option and with a corresponding adjustment in the Option Price per share. No fractional shares shall be issued or optioned in making the foregoing adjustments, and the number of shares available under the Plan or the number of shares subject to any outstanding Options shall be the next lower number of shares, rounding all fractions downward.

               (iii) Any adjustment to or assumption of ISO's under this subsection (a) shall be made in accordance with Code Section 424(a) and the regulations promulgated thereunder so as to preserve the status of such ISO's as incentive stock options under Code Section 422.

               (iv) If any rights or warrants to subscribe for additional shares are given pro rata to holders of outstanding shares of the class or classes of stock then set aside for the Plan, each Optionee shall be entitled to the same rights or warrants on the same basis as holders of the outstanding shares with respect to such portion of his Option as is exercised on or prior to the record date for determining shareholders entitled to receive or exercise such rights or warrants.

          (b)  Reorganization. Subject to any required action by the
               --------------
shareholders, if the Company shall be a party to any reorganization involving merger, consolidation, acquisition of the stock or acquisition of the assets of the Company which does not constitute a Change in Control (as defined in Section 7 hereof), the Committee, in its discretion, may declare that:

               (i) any or all outstanding Options granted hereunder shall become immediately nonforfeitable and exercisable (to the extent permitted under federal or state securities laws);

               (ii) any Option granted but not yet exercised shall pertain to and apply, with appropriate adjustment as determined by the Committee, to the securities of the resulting corporation to which a holder of the number of shares of the Common Stock subject to such Options would have been entitled; and/or

               (iii) any or all Options granted hereunder are to become immediately nonforfeitable and exercisable (to the extent permitted under federal or state securities laws) and are to be terminated after giving at least 30 days' notice to the Key Employees to whom such Options have been granted.

          (c)  Dissolution and Liquidation. If the Board adopts a plan of
               ---------------------------
dissolution and liquidation that is approved by the shareholders of the Company, the Committee shall give each Optionee notice of such event at least 10 days prior to its effective date, and the rights of all Optionees shall become immediately nonforfeitable and exercisable (to the extent permitted under federal or state securities laws).

          (d)  Limits on Adjustments. Any issuance by the Company of stock of
               ---------------------
any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of the Common Stock subject to any Option, except as specifically provided otherwise in this Section 6. The grant of Options pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate or dissolve, or to liquidate, sell or transfer all or any part of its business or assets. All adjustments the Committee makes under this Section 6 shall be conclusive.

     7.   Change in Control.
          -----------------

          (a)  Definition of Change in Control. For purposes of the Plan, a
               -------------------------------
     "Change in Control" shall mean the occurrence of any one of the events described in this Section 7(a). For purposes of this Section 7, the terms used in this Section with an initial capital letter shall have the meanings set forth in Section 7(b) unless otherwise defined in the Plan.

               (i) The acquisition by a Person (including Affiliates and Associates of such Person, but excluding the Company, any Subsidiary of the Company, or any employee benefit plan of the Company or of any Subsidiary of the Company) of a sufficient number of shares of the Common Stock, or securities convertible into the Common Stock, and whether through direct acquisition of shares or by merger, consolidation, share exchange, reclassification of securities, or recapitalization of or involving the Company or any Subsidiary of the Company, to constitute the Person the actual or beneficial owner of 20 percent or more of the Common Stock, but only if such acquisition occurs without approval or ratification by a majority of the members of the Board;

               (ii) Any sale, lease, transfer, exchange, mortgage, pledge or other disposition, in one transaction or a series of transactions, of all or substantially all of the assets of the Company or of any Subsidiary of the Company to a Person described in subsection (i) above, but only if such transaction occurs without approval or ratification by a majority of the members of the Board; or

               (iii) During any fiscal year of the Company, individuals who at the beginning of such year constitute the Board cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by a majority of the directors in office at the beginning of the fiscal year.

          (b) The following definitions shall apply in determining when a Change in Control has occurred:

               (i) "Affiliate" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the 1934 Act as in effect on the effective date of the Plan.

               (ii) "Associate" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the 1934 Act.

               (iii) "Person" shall mean any individual, organization, corporation, partnership or other entity.

               (iv) "Subsidiary" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the 1934 Act.

     8.   Employee's Agreement and Securities Registration.
          ------------------------------------------------

          (a)  Agreement. If, in the opinion of counsel for the Company, such
               ---------
action is necessary or desirable, no Options shall be granted to any Key Employee, unless, at the time of grant, such Key Employee (i) represents and warrants that he will acquire the stock for investment only and not for purposes of resale or distribution, and (ii) makes such further representations and warranties as are deemed necessary or desirable by counsel to the Company with regard to holding and resale of the stock. If at the time of the exercise of any Option, it is necessary or desirable, in the opinion of counsel for the Company, in order to comply with any applicable laws or regulations relating to the sale of securities, that the Key Employee represent and warrant that he is purchasing or acquiring the Common Stock for investment and not with any present intention to resell or distribute the same or make other and further representations and warranties with regard to the holding and resale of such shares, the Key Employee shall, upon the request of the Committee, execute and deliver to the Company an agreement or affidavit to such effect. Should the Committee have reasonable cause to believe that such Key Employee did not execute such agreement in good faith, the Company shall not be bound by the exercise of the Option. All certificates issued pursuant to the Plan shall be marked with the following restrictive legend or similar legend, if such marking, in the opinion of counsel to the Company, is necessary or desirable:

     These shares are held by an "affiliate" of the Company (as such term is defined in Rule 144 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "1933 Act")). Accordingly, these shares may not be sold, hypothecated, pledged or otherwise transferred, except (i) pursuant to an effective registration statement under the 1933 Act and any applicable securities laws or regulations of any state (the "State Securities Acts") with respect to such shares, (ii) in accordance with said Rule 144, or (iii) upon the issuance to the Company of a favorable opinion of counsel or the submission to the Company of such other evidence as may be satisfactory to the Company that such proposed sale, assignment, encumbrance or other transfer will not be in violation of the 1933 Act or any applicable State Securities Acts or any rules or regulations thereunder. Any attempted transfer of the certificate representing these shares which is in violation of the preceding restrictions will not be recognized by the Company, nor will any transferee of such shares be recognized as the owner thereof by the Company.

If the Common Stock is held by a Key Employee who is not an affiliate, as that term is defined in Rule 144 of the 1933 Act, or who ceases to be an affiliate, the Committee, in its discretion, may dispense with or authorize the removal of the restrictive legend set forth above.

          (b) In the event that the Company in its sole discretion shall deem it necessary or advisable to register, under the 1933 Act or any state securities acts, any shares with respect to which Options have been granted hereunder, then the Company shall take such action at its own expense before delivery of the certificates representing such shares to a Key Employee. In the event the shares of Common Stock of the Company shall be listed on any national securities exchange or on the over-the-counter market at the time of the exercise of an Option, the Company shall make prompt application for the listing of the shares of Common Stock to be issued on such stock exchange of such shares, at the sole expense of the Company.

     9.   Effective Date; Amendment and Termination of the Plan.
          -----------------------------------------------------

          (a)  Effective Date. The Plan shall be effective as of January 1,
               --------------
1993, and no Options shall be granted hereunder prior to said date; provided, adoption of the Plan shall be approved by the shareholders of the Company at the earlier of (i) the annual meeting of the shareholders of the Company which immediately follows the date of the first grant or award of Options hereunder, or (ii) 12 months after the adoption of the Plan by the Board. Shareholder approval shall be made by a majority of the votes cast at a duly held meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the Plan. Failure to obtain such approval shall render the Plan and any Options granted hereunder null and void ab initio.
     -- ------

          (b)  Amendment and Termination. In the event the Board shall determine
               -------------------------
that a portion of the Plan does not qualify as an "Incentive Stock Option Plan" pursuant to Code Section 422 or that the Plan is not in the best interest of the Company or its shareholders for any reason, the Board shall have the power to add to, amend or repeal any of the provisions of the Plan, to suspend the operation of the entire Plan or any of its provisions for any period or periods or to terminate the Plan in whole or in part. In the event of any such action, the Committee shall prepare written procedures which, when approved by the Board, shall govern the administration of the Plan resulting from such addition, amendment, repeal, suspension or termination. Notwithstanding the above provisions, no such addition, amendment, repeal, suspension or termination shall adversely affect, in any way, the rights of the Key Employees who have outstanding Options without the consent of such Key Employees, nor may any such change in the Plan be made without the prior approval of the shareholders of the Company if (i) such change would cause the applicable portions of the Plan to fail to qualify as an "incentive stock option plan" pursuant to Code Section 422, or (ii) such shareholder approval is required under Code Section 422, Rule 16b-3, or any other applicable law or regulation. Shareholder approval shall be made by a majority of the votes cast at a duly held meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting at the meeting.

     10.  Application of Funds.
          --------------------

          The proceeds received by the Company from the sale of the Common Stock subject to the Options granted hereunder will be used for general corporate purposes.

     11.  Notices.
          -------

          All notices or other communications by a Key Employee to the Committee pursuant to or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Committee at the location, or by the person, designated by the Committee for the receipt thereof.

     12.  Term of Plan.
          ------------

          Subject to the terms of Section 9(b), the Plan shall terminate upon the later of (i) the complete exercise or lapse of the last outstanding Option, or (ii) the last date upon which Options may be granted hereunder.